UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 7, 2006

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32496	77-0635673
(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3200
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 12, 2006, Cano Petroleum, Inc. (the “Cano”) expects to make a presentation concerning its business to the Independent Petroleum Association of American Oil and Gas Investment Symposium.  The materials to be utilized during the presentation are attached as Exhibit 99.1 to this report.

Attached hereto as Exhibit 99.2 is the report of Forrest A. Garb & Associates, Inc., Cano’s independent petroleum engineer, regarding Cano’s proved reserves as of April 1, 2006 using the guidelines of the Securities and Exchange Commission.

Attached hereto as Exhibit 99.3 is the summary of Cano’s hedging transactions covering crude oil and natural gas both which existed on March 31, 2006 and which were entered into after March 31, 2006.

The information in this report (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Presentation Materials.
	99.2	Forrest A. Garb & Associates, Inc. Report
	99.3	Summary of Hedging Transactions

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.
Date: July 7, 2006

	By:	/s/ Morris B. Smith
Morris B. Smith Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Materials.
99.2	Forrest A. Garb & Associates, Inc. Report
99.3	Summary of Hedging Transactions